EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 31, 2013, is by and between Cherokee Inc., a Delaware corporation (the “Borrower”), and JP Morgan Chase Bank N.A. (the “Lender”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender are parties to that certain Credit Agreement dated as of September 4, 2012, which provides for a term loan in the form of “Facility B” under the Credit Agreement;

WHEREAS, the Borrower has heretofore issued in favor of Lender that certain Term Note dated as of September 4, 2012 (the “Term Note”) in connection with Facility B under the Credit Agreement in respect of which $12,350,000 is currently outstanding as of the date hereof;

WHEREAS, the Borrower has requested, and the Lender has agreed, for the aggregate amount of borrowings under Facility B to be increased to $16,600,000 in connection with a proposed acquisition of additional assets by the Borrower; and

WHEREAS, the parties desire to amend the Credit Agreement to provide for the increased amount of Facility B and to concurrently herewith amend the Term Note to reflect the same.

NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1  Defined Terms.  Capitalized terms used, but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended by this Amendment.

ARTICLE II

AMENDMENTS AND CONDITIONS

SECTION 2.1  Amendments.

(a)                                 Facility B.  The reference in Section 1.3 of the Credit Agreement to “$13,000,000” shall be amended to read “$16,600,000.”

(b)                                 Acquisition.  The language in paragraph (E) of Section 3.2 in the Credit Agreement shall be amended in its entirety to read as follows:

“Acquisition.  In the case of Facility B, the transactions contemplated by each of (1) the Acquisition Agreement and (2) the Asset Purchase Agreement entered into in January, 2013 between the Borrower and Strategic Partners, Inc., a California corporation, shall have been consummated without any amendment, modification or waiver of any of the provisions of the same (other than those necessary and made to ensure compliance with the Related Documents).”

SECTION 2.2  Upfront Fee.  In connection with the upfront fee of 0.50% payable under Section 1.3 of the Credit Agreement, an upfront fee of $21,250 shall be payable upon execution and delivery of this Amendment in respect of the increased amount of $4,250,000 under the Term Note.

SECTION 2.3  Conditions.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)                                 The Lender shall have received this Amendment and the amendment to the Term Note, each executed and delivered by the authorized officers of the Borrower.

(b)                                 The Lender shall have received a certificate dated as of the date of this Amendment from an authorized officer of the Borrower in form and substance satisfactory to the Lender certifying as to the matters set forth in paragraphs (A) and (B) of Section 3.2 of the Credit Agreement.

(c)                                  The Lender shall have received evidence satisfactory to the Lender that Amendment No. 2 to the Restated License Agreement between the Borrower and Target General Merchandise Inc. has been executed and delivered by the parties thereto in the form heretofore provided to Lender.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1  Amended Credit Agreement.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall continue in full force and effect.  All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

This Amendment shall constitute a “Related Document” for all purposes under the Credit Agreement.

SECTION 3.2  Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 3.3  Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.4  Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

SECTION 3.5  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

SECTION 3.6  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

SECTION 3.7  Each guarantor acknowledging this Amendment below hereby consents to the modifications to the Credit Agreement contemplated by this Amendment and agrees that its continuing guaranty in favor of the Lender provided in connection with the Credit Agreement is, and shall remain, in full force and effect after giving effect to this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Amendment on the date first above written.

BORROWER

Cherokee Inc.

			By:	/s/ Howard Siegel
				Name:	Howard Siegel
				Title:	COO

			By:	/s/ Mark DiSiena
				Name:	Mark DiSiena
				Title:	CFO

LENDER

JPMorgan Chase Bank N.A.

			By:	/s/ Tom Jennings
				Name:	Tom Jennings
				Title:	Underwriter II

ACKNOWLEDGED BY THE GUARANTORS

SPELL C.LLC			CHEROKEE BRANDS LLC

By: Cherokee Inc., its sole member			By: Cherokee Inc., its sole member

By:	/s/ Howard Siegel		By:	/s/ Howard Siegel
	Name:	Howard Siegel		Name:	Howard Siegel
	Title:	COO		Title:	COO

By:	/s/ Mark DiSiena		By:	/s/ Mark DiSiena
	Name:	Mark DiSiena		Name:	Mark DiSiena
	Title:	CFO		Title:	CFO

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